EXHIBIT 10.6

               PROMISSORY NOTE FROM WORLDVEST HOLDING CORPORATION

         PROMISSORY NOTE                     Title 11 of the United  States Code
                                             entitled   "Bankruptcy,"   or   any
                                             successor    thereto,     or    the
Principal Amount: US$100,000                 commencement of an involuntary case
Revolving Loan: January 1, 2002              controverted  within  10  days  and
                                             dismissed   within  60  days  after
                                             commencement,  or (ii) a proceeding
     FOR VALUE RECEIVED,  WORLDVEST          under      any      reorganization,
HOLDING  CORPORATION  with  a  head          arrangement,  adjustment  of  debt,
office 420 Lincoln Road,  Suite 301          relief  of  debtors,   dissolution,
Miami   Beach,   FL   33139,   (the          insolvency   or    liquidation   or
"Borrower"), promises to pay to the          similar  law  of  any  jurisdiction
order of Wilmington Rexford, Inc. a          whether now or  hereafter in effect
Delaware  corporation  with  a head          or  the   commencement  of  such  a
office  at  515  SeaBreeze   Blvd.,          proceeding     which     is     not
Suite 530 Fort Lauderdale,  Florida          controverted  within  10  days  and
33316 (the "Lender"),  on or before          dismissed   within  60  days  after
December  31,  2002 (in  accordance          commencement.
with the terms and  conditions  set
forth   herein)   the  sum  of  ONE               The makers, endorsers, and all
HUNDRED    THOUSAND    US   DOLLARS          parties to this Note  hereby  waive
($100,000.00US)   (the   "Principal          presentment  and  notice of demand,
Sum"),  in  lawful  money of United          nonpayment of this note.
States  together  with  interest on
the  Principal  Sum  from  the date               The   makers   and   endorsers
that the  Principal Sum is advanced          hereby  acknowledge  and agree that
to the  Borrower  at  the  Interest          they shall not be entitled,  at any
Rate (the "Loan").  "Interest Rate"          time,  to set off any  amounts  due
means six percent (10%) per annum.           hereunder,  including  any  accrued
                                             but  unpaid  interest  against  any
     This loan shall be a revolving          amounts due and owing by  WorldVest
loan and at no time exceed $100,000          Holding Corporation, its successors
USD. At any time monies or services          or assigns, to the Borrower, or its
will  be  advanced   to   WorldVest          successors or assigns.
Holding  Corporation  by Wilmington
Rexford and paid back by  WorldVest               Payment   of   this   Note  is
Holding Corporation                          secured by a first charge debenture
                                             in all assets of Borrower.
     All payments  shall be applied
first   to   accrued   and   unpaid               Borrower  and  any  guarantors
interest    due   on   the   unpaid          hereof agree to pay all  reasonable
Principal Sum.                               costs  of   collection,   including
                                             attorneys'  fees,  paid or incurred
     The  Borrower  may  repay  the          by Note  Holder in  enforcing  this
Loan  in  whole  or in  part at any          Note on default.
time  prior to  December  31,  2002
without penalty.                                  This  Promissory Note shall be
                                             governed  by the laws of the  State
     The    Lender    may    demand          of Florida,  and the parties hereto
repayment  of  the  Loan  upon  the          specifically    attorn    to    the
commencement by the Borrower or any          jurisdiction  of the  Courts in the
direct or  indirect  subsidiary  of          State of Florida.
the  Borrower  of  (i) a  voluntary
case  under

WORLDVEST HOLDING
CORPORATION



Per:   /s/ Garrett Krause
    ------------------------------




Acknowledged  and  agreed  to  this
1st day of January, 2002



-----------------------------------
Wilmington Rexford, Inc.
Per:  Robert Taylor, President


















                                       2